Semi-Annual Report
                          January 31, 2002 (unaudited)

                                   [artwork]

                          Domini Social Equity Fund(R)
                           Domini Social Bond Fund(SM)

[logo] Domini [star graphic]
       ---------------------
       SOCIAL INVESTMENTS(R)

       The Way You Invest Matters(SM)

Table of Contents

Letter from the President.................................          2
Domini Social Equity Fund
Performance Commentary....................................          5
Social Profiles...........................................          8
Portfolio of Investments..................................         21

Domini Social Bond Fund
Performance Commentary and Social Impact..................         28
Portfolio of Investments..................................         32

Domini Social Index Portfolio
Statement of Assets and Liabilities.......................         37
Statement of Operations...................................         38
Statements of Changes in Net Assets.......................         39
Financial Highlights......................................         39
Notes to Financial Statements.............................         40

Domini Social Equity Fund
Statement of Assets and Liabilities.......................         42
Statement of Operations...................................         43
Statements of Changes in Net Assets.......................         44
Financial Highlights......................................         45
Notes to Financial Statements.............................         46

Domini Social Bond Fund
Statement of Assets and Liabilities.......................         49
Statement of Operations...................................         50
Statements of Changes in Net Assets.......................         51
Financial Highlights......................................         52
Notes to Financial Statements ............................         53

For More Information...................................... Back cover

Letter from the President

Dear Fellow Shareholders:

These past six months have brought with them cataclysmic events. September 11th left the nation and the world stunned and led to a dramatic and sudden sell-off in U.S. equity markets. In the aftermath, we as a nation have had our eyes opened to the desperate poverty, grinding assaults on human dignity, day-by-day terror and overwhelming sense of helplessness that too much of the world's population lives with. Meanwhile, faith in our own security collapsed. It happened here, on our own shores.

To the shock of war was added the shock of revelations of accounting failures at some of our nation's largest companies. The collapse of Enron, at one point the seventh largest company in the United States, left investors distrustful of Wall Street. It left Wall Street distrustful of corporate management teams. Congress has been beset with demands for greater protections for investors, particularly those that invest for their own retirement through 401(k) plans.

Against this backdrop, it is difficult to understand why equity markets have done so well during the past few months. The reasons are revealed by the traditional tools used to analyze equity prices: interest rates, the inflation rate and the outlook for corporate earnings. Interest rates tell us what we could earn in a "risk-free" environment, such as with a small bank deposit or in U.S. Treasury bills. When risk-free returns are high, there is less incentive to buy stocks. The inflation rate tells us how much growth we need in order to maintain our purchasing power. When inflation is low, investors are tempted to purchase more stocks, due to their traditional high returns. Corporate earnings growth rates tell us when our economy is strong, and when they are down, stock investors sit on the sidelines.

The stock market has been going up recently because interest rates are low, inflation is low and company earnings are rising. In addition, recession fears appear to be fading, at least for now, and the Gross Domestic Product has been rising. These facts have helped boost stock prices even as we face the challenges of the ongoing war and a loss of investor confidence in corporate reports. Part of the reason that investors have continued to put their faith in the markets is that Congress has made the Enron disaster a top priority. Investors believe that protections are forthcoming and that companies' accounting reports will be far more transparent and complete.

                           Letter from the President

Virtually every investor protection we now have was created as a result of the aftermath of the Great Depression. In 1932, our Securities and Exchange Commission (SEC) was established as a means of assuring investors that they could expect standardized information. By mandating that companies disclose information about earnings, net worth, executive compensation, records of liabilities and evidence of potential conflicts-of-interest, investors could fairly assess their risks and take informed positions. Through the years, there have been shifts in the presentation, but by and large investors have counted on the SEC to guarantee them a structure within which information could be assumed to be accurate, and in general that trust has not been misplaced.

It is clear now that more must be done. Socially responsible investors have long called for greater access to data in order to enable us all to make more informed decisions about corporate performance and behavior. We have asked for greater disclosure on a wide range of issues from product safety to environmental impact to CEO compensation. We are actively engaged in discussions with corporations in our portfolio to improve the quality of social and environmental data they provide to the public, and we are working with other socially responsible investors to encourage the SEC to require corporations to provide this critical data. European regulators have already begun this process
- in the United Kingdom, for example, companies are being asked to disclose greenhouse-gas data, and France is on its way toward requiring that corporations disclose environmental and employee relations information in their annual reports.

In the process of sorting out the fallout from Enron, we believe it is important to consider the critical role investor oversight can play in regulating corporate behavior. In particular, we are encouraging the SEC to require greater transparency on the part of all mutual funds. After two decades of rapid growth, mutual funds now account for approximately 22 percent of all U.S. equity shares, meaning that mutual funds arguably now hold the swing vote when it comes to deciding how U.S. corporations are governed. Unfortunately, when mutual funds vote their proxies - taking positions on issues ranging from executive compensation to environmental disclosure - they are almost always casting these votes in the dark, without any public disclosure requirements.

                           Letter from the President

Three years ago, we set out to try to address this situation by publishing the proxy votes we cast for each company in our Fund's portfolio on our website and encouraging others to do the same. A handful of socially responsible mutual funds followed our lead, but the rest of the industry answered our challenge with silence. We responded by writing to the SEC, asking them to require that all mutual funds publish their proxy voting policies and votes. Our request is currently under consideration by the SEC.

While the events of September 11th will frame our public policy and domestic justice agenda for years to come, it is my belief that the unraveling of Enron will frame the way investors and regulators look at the reports corporations issue, and in the long run, this is a good thing. A more transparent financial system, where individual investors have greater access to information - including the voting decisions of their fiduciaries - will lead to a more responsible corporate community. At Domini Social Investments, we will continue to do our part to see that this larger picture is not lost, and that a more transparent system emerges. As always, thank you for your investment and your continued confidence.

Very truly yours,

/s/ Amy Domini

Amy Domini
amy@domini.com

----------------

This material must be preceded or accompanied by the Funds' current prospectus. DSIL Investment Services LLC, Distributor. 03/02

Domini Social Equity Fund --
Performance Commentary

Domini Social Equity Fund--Performance Commentary

For the six months ended January 31, 2002, the Domini Social Equity Fund returned -5.87%, while the Standard & Poor's 500 Index (S&P 500) returned -6.01%.

Despite the strong year-end stock rally, the six-month period ended January 31, 2002 was another difficult period for many U.S. equity indexes, including the S&P 500. The two most significantly hard-hit months for the Fund and the S&P 500 were August and September, as an already weakened economy was devastated by the September 11th terrorist attacks. Even the year-end investor optimism did not last long into the new year. By the second week of January, concerns over corporate accounting practices had put downward pressure on the equity markets.

As a new millennium dawned in 2001, a period of global economic expansion came to an end. Throughout the year, the financial markets tried to compensate for the excesses of years past. Corporations cut expenses by halting capital expenditures and laying off workers. Most central banks aggressively lowered interest rates. By the end of the year, U.S. equities had begun to recover, as signs of improving economic fundamentals materialized and progress on the war on terrorism was perceived. Small- and mid-cap stocks performed particularly well, as is frequently the case at year-end. The economy has recently begun to show positive signs of recovery, and we remain cautiously optimistic.

During the six months ended January 31, the Fund modestly outperformed the S&P
500. The performance of the Fund was helped in large part by its underexposure to the industrial sector. Not owning weak industrial performers, such as General Electric, boosted the Fund's return relative to the S&P 500.

The Fund's overweighting in the financial industry was the largest contributor to negative relative return for the period. In particular, the Fund's overweight in American International Group and JP Morgan Chase resulted in performance drag relative to the S&P 500. Also, the Fund's exposure to AOL Time Warner, a consumer discretionary company with a six-month negative return in excess of 40%, had a negative impact on relative performance.

The following is a list of the ten largest holdings of the Domini Social Index Portfolio as of January 31, 2002:

[boxed text]

                                        % of                               % of
Company                               Portfolio   Company                Portfolio
Microsoft Corporation ................. 6.12%     Merck & Co., Inc. ...... 2.42%
Intel Corporation ..................... 4.24%     SBC Communications Inc.  2.28%
American International Group, Inc. .... 3.48%     Verizon Communications . 2.25%
Johnson & Johnson ..................... 3.17%     Home Depot, Inc. ....... 2.09%
Cisco Systems, Inc. ................... 2.59%     AOL Time Warner, Inc. .. 2.02%

[end boxed text]

------------
Past performance is no guarantee of future results. Total return for the Domini Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate. You may lose money. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P
500. The Fund waived certain fees during the period, and the Fund's total return would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 03/02

             Domini Social Equity Fund -- Performance Commentary

Average Annual Total Return(1)


[boxed text]

                           As of 12-31-01                               As of 1-31-02

                                             Since                                        Since
               1 Year    5 Year    10 Year   Inception      1 Year    5 Year    10 Year   Inception
                                             (6/3/91)                                     (6/3/91)
----------------------------------------------------------------------------------------------------
Domini Social
Equity Fund    -12.76%   10.45%    12.41%    12.54%         -16.80%   8.79%     12.48%    12.39%

S&P 500        -11.88%   10.68%    12.93%    13.08%         -16.15%   9.03%     12.98%    12.82%

[end boxed text]


Comparison of $10,000 Investment in the
Domini Social Equity Fund and S&P 500(1)

[line chart]

            Domini Social
            Equity Fund(2)     S&P 500
6/1991      10000              10000
            10506              10468
            10749              10714
            10528              10535
10/1991     10591              10676
            10221              10245
            11386              11416
            11269              11204
            11450              11348
            11110              11127
4/1992      11269              11451
            11482              11512
            11270              11345
            11804              11809
            11633              11567
            11793              11704
10/1992     12220              11745
            12690              12145
            12764              12294
            12893              12396
            12947              12565
            13205              12831
4/1993      12624              12520
            12990              12855
            12996              12893
            12986              12841
            13473              13328
            13386              13226
10/1993     13646              13500
            13483              13371
            13599              13533
            13949              13993
            13687              13612
            13074              13019
4/1994      13205              13186
            13337              13402
            13025              13074
            13367              13502
            13940              14056
            13598              13712
10/1994     13852              14020
            13488              13505
            13550              13703
            13976              14059
            14525              14604
            14850              15036
4/1995      15208              15476
            15768              16088
            16227              16466
            16723              17015
            16757              17062
            17399              17778
10/1995     17410              17715
            18164              18495
            18317              18843
            18851              19491
            19158              19678
            19158              19867
4/1996      19488              20159
            19954              20679
            19985              20763
            19083              19838
            19631              20260
            20762              21398
10/1996     21208              21984
            22819              23653
            22317              23190
            23967              24630
            24094              24827
            23033              23795
4/1997      24763              25214
            26054              26762
            27020              27939
            29389              30158
            27598              28487
            29100              30040
10/1997     28152              29051
            29828              30384
            30357              30897
            30959              31247
            33252              33493
            34630              35208
4/1998      34815              35562
            34166              34951
            35927              36370
            35730              35983
            30450              30781
            32395              32752
10/1998     35220              35417
            37524              37563
            40371              39728
            42871              41389
            40946              40103
            42272              41707
4/1999      43293              43322
            42319              42300
            45009              44647
            43682              43253
            43553              43037
            42145              41857
10/1999     44974              44506
            46653              45411
            49505              48086
            46799              45670
            46161              44805
            50853              49189
4/2000      48548              47709
            46515              46730
            48170              47882
            47248              47133
            48903              50061
            45783              47418
10/2000     46303              47217
            42698              43495
            42053              43707
            43902              45259
            39474              41131
            36907              38524
4/2001      39340              41517
            39499              41795
            38817              40779
            38804              40380
            36346              37852
            33280              34793
10/2001     33669              35458
            36614              38178
            36686              38512
1/2002      36526              37950

Past performance is not predictive of future results.



1 Past performance is no guarantee of future results. The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate. You may lose money. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500. The table and the graph comprise actual mutual fund performance after all expenses. The Fund waived certain fees during the period, and the Fund's average annual total returns would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 03/02

2 The Fund began investing in the stocks comprising the Domini 400 Social Index(SM) on June 3, 1991.

Domini Social Equity Fund --
Social Profiles

Community Economic Development

In each annual and semi-annual report to shareholders, we provide brief social profiles of companies in the Domini Social Equity Fund's portfolio, highlighting programs that represent models of corporate citizenship. As our nation works to recover from a recession and battles a worldwide war on terrorism, we felt this was an appropriate time to focus our attention on community economic development.

Domini Social Investments has a long-standing commitment to providing our investors with effective ways to invest in struggling communities. The Domini Money Market Account is the largest single account at ShoreBank, providing critical funds for community development initiatives in Chicago, Cleveland, Detroit and the Pacific Northwest. The Domini Social Bond Fund devotes up to 10% of its portfolio to direct investments in community economic development. (See p. 28 to learn more.) In the next few pages we would like to provide you with a greater understanding of what corporations in the Domini Social Equity Fund's portfolio are doing to help rebuild communities, and how we evaluate these efforts.


[boxed text]

The Domini Social Equity Fund is the oldest and largest socially and environmentally screened index fund in the world. The Fund invests in a portfolio designed to replicate the Domini 400 Social Index(SM). All companies in the Fund's portfolio meet multiple standards of corporate accountability. We avoid companies that manufacture alcohol, tobacco or firearms, provide services to gambling operations, own or operate nuclear power plants, or earn significant revenues from weapons contracting. Before investing in any company, we evaluate its social profile by weighing both strengths and weaknesses in the areas of community impact, diversity, employee relations, the environment, product safety and usefulness and non-U.S. operations. The social research firm of KLD Research & Analytics, Inc. (KLD) is responsible for maintaining the Domini 400 Social Index and developing and applying its social screens. Special thanks to KLD for allowing us to reproduce portions of their research in these pages.

For extensive information about how we use social and environmental screens to choose our investments, including brief social profiles of every company in our portfolio, visit domini.com.
[end boxed text]

                  Domini Social Equity Fund -- Social Profiles

Our Approach

Corporations have an obligation to give back to the communities from which they draw their resources, both human and natural, but we also believe that it is in the corporation's best interest to do so. We believe that those corporations that do their part to build a strong, well-integrated, well-educated community in which to operate will have a dedicated workforce and efficient infrastructure that should give them a competitive advantage in the global marketplace.

We seek to invest in companies that have exceptionally positive community relations programs, particularly those that are: notably generous; particularly innovative; support systematic public school education improvements, and invest in affordable housing. Visit our website to learn more about each of these areas by clicking on OSocial and Environmental ScreeningO and selecting "Community."

Innovative Giving

Our 'innovative giving' screen goes beyond the question of how much a firm gives to the community and asks the more subtle and important question of how well a firm's charitable giving achieves its ends. This screen is used to identify corporations that have taken the additional time and effort to create grant-giving programs that set out to identify pioneering organizations involved with ground-breaking efforts. By lending support to these innovative groups, corporations can play a vital role in nurturing healthy, self-sustaining communities.


[boxed text]

Focusing on the Areas of Greatest Need

Our innovative giving screen recognizes corporations whose charitable giving supports community-based groups involved in one or more of the following areas:

o helping low-income women return to the workplace
o assisting battered women or abused children gain control of their lives
o developing quality child care programs
o creating affordable housing for low-income families
o helping homeless families with food and shelter
o working with teenagers at risk of dropping out of school
o providing skills training to welfare recipients
[end boxed text]

                  Domini Social Equity Fund -- Social Profiles

Support for Education

Throughout our society, but particularly within America's largest cities, the public education system is in need of support, reform and reinvigoration. At the same time, corporations increasingly require a literate, well-educated workforce. Corporate resources can be put to work to aid primary and secondary school education in innumerable ways. Most large companies, recognizing this need and their own self-interests, support education at some level.

Corporate support for education can range from a few hours of volunteers' time spent in elementary schools to multimillion-dollar grants given to graduate business schools or other institutions of higher education. In KLD's view, corporate programs supporting public primary and secondary education are focusing on the area of greatest need. More challenging, but potentially more rewarding for the entire education system, are attempts at system-wide reforms that address difficult fundamental problems such as reducing truancy, increasing graduation rates, upgrading proficiency in basic math and reading skills and encouraging high school graduates to sign up for post-secondary education.

Support for Housing

Affordable housing is one of the most basic needs that a society can provide for its citizens. Because home ownership had not been a realistic option for many seeking to achieve financial stability in the United States in recent decades, in the mid-1980s Congress created tax incentives for those interested in investing in affordable housing projects. Financial institutions, particularly savings and loans and commercial banks, have a special capability and obligation to help the economically-disadvantaged obtain access to housing. They can provide assistance not only through their basic lending policies and practices but also through the creation of specialized internal loan funds, the establishment of in-house community-oriented banking units and participation in third-party low-income lending programs.

There are numerous companies in the Domini Social Equity Fund's portfolio with strong commitments to their communities. We have selected a handful of companies that have taken a leadership role in this area.

                  Domini Social Equity Fund -- Social Profiles

Avon Products


[boxed text]
Ticker: AVP                                  Website: www.avon.com

Market Capitalization: $11.62 Billion        Percentage of DSIP*: 0.21%

Industry: Personal Products                  Sector: Consumer Staples

*Domini Social Index Portfolio
[end boxed text]


Avon Products exemplifies many of the positive qualitative attributes we seek to represent in our portfolio. The firm has strengths in many areas, including diversity, family benefits and non-U.S. operations. Avon's CEO is an Asian-American woman, and six women serve on the ten-member board of directors. Furthermore, Avon has had a minority- and women-owned business development program since 1972, and the company is a member of the board of directors of the National Minority Supplier Development Council.

The company's foundation focuses its charitable giving on women and children's issues. In recent years, the company has focused its charitable giving on the eradication of breast cancer. In October 2001, Avon announced that the Avon Products Foundation would contribute $50 million, its largest-ever single donation, to support breast cancer research. In that same year, the foundation contributed approximately $16.2 million to national cancer centers, medical centers and service organizations to support breast cancer research.

Avon has been a strong supporter of women's health initiatives abroad. The company has made grants to several organizations including Magee Womancare International to develop a series of infomercials on women's health to be aired on Russian television. Avon has contributed to fundraising for breast cancer awareness in the United Kingdom, AIDS awareness in Thailand, self-esteem workshops for women with cancer in Australia and programs to honor significant achievements of women in Japan. In 1997, Avon began underwriting women's health programs in Russia and established the Justine-Avon Entrepreneurial Training Center in Johannesburg, South Africa.

Continuing in its efforts to help low-income women gain access to higher education and return to work, the company also supports a program that allows single working mothers to attend college by providing funding for household expenses. Avon also supports a program conducted by Laubach Literacy to promote women's literacy and entrepreneurial development in Indonesia, the Philippines and China.

                  Domini Social Equity Fund -- Social Profiles

[boxed text]

A Culture of Volunteerism

The Timberland Company (Ticker: TBL) has a notably strong employee volunteer program. It allows all full-time and part-time employees up to 40 hours of paid time-off annually to work on community service projects, half of which are chosen by the company and half by the employee. In 1999, employees volunteered nearly 24,000 hours under this program.

Through a number of means, including the publication of a company newsletter that focuses on its volunteer efforts, the firm stresses to all of its employees that volun-teerism is part of the company culture. The company organizes volunteer projects for its employees in the United States, including Puerto Rico, and for its employees in the Dominican Republic.

In June 1998, Timberland closed its headquarters for a company-wide day of com-munity service to mark its 25th anniversary. In September 1998, the company received the Point of Light Foundation's 1998 Award for Excellence in Corporate Community Service. At the time of the award, the company had already logged 33,000 hours of community service for the calendar year.

In 1998 the company began a national advertising campaign to encourage com-munity service among consumers. The company's website (www.timberland.com) includes hyperlinks to help consumers find information about community service opportunities in their communities.
[end boxed text]


Liz Claiborne

[boxed text]
Ticker: LIZ                                  Website: www.lizclaiborne.com

Market Capitalization: $2.88 Billion         Percentage of DSIP*: 0.05%

Industry: Textiles & Apparel                 Sector: Consumer Discretionary
[end boxed text]

Liz Claiborne is another leader in the area of innovative giving, particularly pertaining to the welfare of women. The company provides support for women's groups in the areas of economic advancement, family violence, AIDS and child development. Liz Claiborne's commitment to these areas is demonstrated through recent grants made to the Family Violence Prevention Fund, the Garment Industry Day Care Center in New York City's Chinatown, Non-Traditional Employment for Women and Steps to End Family Violence.

                  Domini Social Equity Fund -- Social Profiles

Liz Claiborne's commitment to women's issues is further demonstrated through its eleven-year sponsorship of a public awareness and education campaign addressing issues of domestic/family violence. Through this initiative, called Women's Work, the company has forged partnerships with local community groups and retailers and has sponsored billboards, television and radio announcements, posters and brochures. The company also produced a handbook for women discussing ways to approach friends and relatives suspected of being in abusive relationships, as well as another directed to the parents of teens on the topic of relationship abuse.

Liz Claiborne is also a co-sponsor of Safe at Work, a coalition of companies, labor unions and government agencies that seeks to spread the word about domestic violence and its effect on the workplace.

In October 1999, the company held its sixth annual charity shopping day at all Liz Claiborne, Elisabeth, and Claiborne stores. On this day, 10% of sales were donated to local domestic violence agencies. The company also co-sponsored the first-ever "New York Walks to End Domestic Violence." The Liz Claiborne Foundation markets special edition fundraising products, such as handbags and shirts, and donates the profits to the Family Violence Prevention Fund. In 1999, the company sponsored a fundraiser for various charities such as the United Negro College Fund and Project Angel Food. Liz Claiborne designed a unique outfit for each charity, raffled off chances to win it and donated the proceeds to the respective charity.

Intel Corporation

[boxed text]
Ticker: INTC                                    Website: www.intel.com

Market Capitalization: $235.19 Billion          Percentage of DSIP*: 4.21%

Industry: Semiconductor Equipment & Products    Sector: Information Technology
[end boxed text]


Intel has a strong record in a range of areas, including community, diversity, employee relations and the environment. Along with some other prominent Fund holdings such as Hewlett-Packard Company and Microsoft Corporation, the firm is deeply engaged in support for education. Below is just a sample of some of these programs.

The Intel Innovation in Education program disburses most of the company's education related charitable donations. Intel's education giving program focuses on K-12 education and higher education programs. In 2000,

                  Domini Social Equity Fund -- Social Profiles

approximately 89% of the company's total giving supported various education initiatives.

Last year, Hewlett-Packard and Intel announced a joint $2.5 million grant program, through which 40 universities around the world will receive HP servers and workstations with an Intel Itanium processor. The systems will be used for a variety of research programs.

In January 2000, Intel, along with Microsoft, launched an international education program to train teachers to use technology in the classrooms. Intel will contribute $100 million for equipment, curriculum development and training for teachers in 20 countries over three years. The company has reported that approximately 50,000 teachers worldwide had completed the program by 2000.

Also in 2000, the company donated approximately $34.6 million in cash and in-kind giving to K-12 education programs, ranging from programs promoting technology use in math and science education, to programs training teachers to integrate technology into the curriculum, to sponsorship of science and technology fairs and contests and equipment donations to local schools. Specific programs included an initiative to support advanced science classes for female students in Folsom, California, a program for Latino youth to acquire computer skills in Oregon with the help of employee mentors and Intel's personal computer
(PC) recycling program. The PC recycling program provides students with PCs and computer components for the students to refurbish. The finished computers are then donated to local schools and community organizations.


[boxed text]

Women & Minority Contracting

The patronage of large companies can be crucial to the success of small, women or minority-owned firms. Many of these have been founded by women or minorities frustrated by a lack of opportunity in traditional larger firms or wishing to build small businesses in local communities. Lacking the pre-existing network of contacts that many white male entrepreneurs have, these firms often struggle against tremendous odds to gain a foothold in highly competitive markets. With long-term commitments from major contractors, these businesses can survive and often thrive.

Some companies on the Domini 400 Social Index that are leaders in this area are:
McDonald's, Delphi Automotive, Nordstrom and General Mills.
[end boxed text]

                  Domini Social Equity Fund -- Social Profiles

Ecolab

[boxed text]
Ticker: ECL                                  Website: www.ecolab.com

Market Capitalization: $5.47 Billion         Percentage of DSIP*: 0.10%

Industry: Commercial Services & Supplies     Sector: Industrials
[end boxed text]


Ecolab provides cleaning, sanitizing, pest elimination, maintenance services and janitorial products to businesses such as hotels and food service providers. Ecolab has had ongoing involvement in innovative educational programs that serve at-risk or disadvantaged students in its home city of St. Paul, Minnesota. It also supports teachers implementing innovative curricula.

In 2000, the company helped found a charter high school, the Minnesota Business Academy, in downtown St. Paul for students interested in learning basic business skills. Ecolab provided startup money, and its employees serve as mentors and classroom presenters. According to a March 2000 Star-Tribune article, the school provides its students with instruction in business enterprise, operations and careers, and includes off-site visits and internships as part of its educational program. These internships are facilitated by the school's location near the city's business center and state capitol. The program is oriented toward a racially diverse group of 340 students who might not benefit from traditional school curricula and environments.

In December 2000, the company told KLD that it had won awards for its school/business partnership with Humboldt Junior and Senior High School in St. Paul. Ecolab sponsors several programs and contributes its employees' time as mentors. In 1999, the company donated 700 books to the school library. About 30 Ecolab employees are involved in literacy mentoring of seventh graders. The company has also sponsored teacher appreciation days.

Ecolab also contributes to training programs for the underemployed and the hard-to-employ. In 1999 and 2000, the firm contributed $228,000 to such training programs, including $10,000 each year to WomenVenture, $10,000 each year to Chicanos Latinos Unidas en Servicio, and $15,000 for a job

                  Domini Social Equity Fund -- Social Profiles

placement and support program called New U Temps. Ecolab also helps place new graduates of New U Temps.

In 1999, the firm placed approximately 6% of its total subcontracting for goods and services with women-owned and minority-owned companies. Of its total subcontracting, approximately $11 million went to women-owned firms and $16 million went to minority-owned firms.

Merrill Lynch & Co.

[boxed text]
Ticker: MER                                  Website: www.ml.com

Market Capitalization: $43.09 Billion        Percentage of DSIP*: 0.76%

Industry: Diversified Financials             Sector: Financials
[end boxed text]


Merrill Lynch's social profile includes strengths in several areas including diversity, employee relations and community relations. Within the firm's community relations profile, Merrill Lynch exhibits strengths in innovative giving, support for education and housing, and encourages its employees to get involved in community development efforts. This profile will focus on some of the firm's more interesting and effective community programs.

Merrill Lynch has demonstrated a commitment to fostering educational opportunities for disadvantaged youths. In June 2000, the company awarded 233 high school graduates with full scholarships to the colleges of their choice. The students were part of Merrill Lynch's Scholarship Builder program, which began in 1989. The company agreed to finance the college tuition of 251 first graders chosen from the toughest neighborhoods in 10 cities, if those students completed high school by 2000. According to a New York Times article, the estimated cost of the program, at its end, will be approximately $16 million. Besides providing the financial incentive to graduate, the program, in collaboration with the Urban League, also provided students with mentors, after-school tutoring and, in some cases, even found jobs for parents.

                  Domini Social Equity Fund -- Social Profiles

The Scholarship Builder program differs from other programs aimed at disadvantaged youth in that it involved students in the first grade. Other scholarship programs typically start admitting students in junior high. Merrill Lynch's CEO and former chair are both trustees of the program.

One of Merrill Lynch's more interesting and innovative efforts is the creation of the Southern California Partnership for Economic Achievement. Initiated in 1996, this is a two-phase, ten-year commitment to address development issues in minority communities in southern California. The first phase of the commitment included a $77 million three-year pilot program that focused on small business lending, low-income housing and investments in community based programs.

In June 2000, Merrill Lynch, the Southern California Partnership for Economic Achievement and the Greenlining Institute embarked on the second phase of the ten-year commitment. It included a three-year initiative to encourage reinvestment and economic opportunity in the Asian-Pacific, Latino and African-American communities in southern California and the San Francisco Bay area. The project includes $120 million for lending to small businesses in underserved areas, $16 million to recruit financial consultants to serve in those communities and $8 million for outreach and educational programs.

A key element of the program was a mortgage lending program with zero-down payment loans. As part of this program, Merrill Lynch committed funds for a revolving loan program with the Enterprise Foundation to assist with the rehabilitation and development of affordable single-family homes. The project includes $15 million for affordable housing initiatives. Merrill Lynch and the Southern California Partnership for Economic Achievement have collaborated on other projects, including a three-year $300,000 grant in 1998 to the West Angeles Community Development Corporation to help minority families prepare for home ownership.

Domini Social Investments and Merrill Lynch are entering the third year of productive dialogue on social and environmental issues, with the participation of Friends of the Earth, the National Wildlife Federation and the International Rivers Network. Visit our OShareholder AdvocacyO section at domini.com to learn more about this dialogue.

                  Domini Social Equity Fund -- Social Profiles

[boxed text]

Evaluating Banks for the Domini Social Equity Fund

Because a bank's operations are critically important to the economic health of the community it serves, our social researchers at KLD pay particularly close attention to the community profile of any bank being considered for the Domini 400 Social Index(SM).

In seeking banks to add to the Index, KLD looks for those that have a strong record on lending to local communities, coupled with similarly strong social stories in such areas as employee relations or diversity.

KLD pays particular attention to whether banks have had major disputes with local communities over their lending policies and practices, and gives precedence to companies that have avoided such controversies or have taken notably strong initiatives. Read more at domini.com. (Select Social & Environmental Screening - Community - Special Cases - Banks.)
[end boxed text]


Bank of America

[boxed text]
Ticker: BAC                                  Website: www.bofa.com

Market Capitalization: $98.28 Billion        Percentage of DSIP*: 1.77%

Industry: Banks                              Sector: Financials
[end boxed text]


Bank of America is a relatively new Fund holding, added to the Domini 400 Social Index in January of this year. The Bank has strengths in a number of areas, including community relations, diversity, employee relations and the environment. The Bank's community profile includes innovative programs in housing and education and a strong employee volunteer program. Some of the highlights of these programs are described below.

Bank of America has a strong record of support for affordable housing. The Bank is involved in several programs in this area, including:

o A $1 billion commitment in 1999 to its Zero Down program which allows low-income, first-time homebuyers to get mortgage loans without a down payment.

                  Domini Social Equity Fund -- Social Profiles

o An $85 million investment in a fund managed by National Equity Fund (NEF), the largest non-profit syndicator of low-income housing credits. The fund provides equity for affordable housing in communities served by NEF. The investments are part of Bank of America's 10-year, $350 billion commitment to community development banking.

o In July 1999, Bank of America announced the creation of a $500 million equity investment fund, called the "Catalyst Fund," dedicated to encouraging development in distressed urban areas. The loans will be made to minority-owned real estate development businesses or community development banks with the intention of stabilizing communities.

o In January 1999, Bank of America and the Northern Circle Indian Housing Authority launched a low-income mortgage initiative to assist members of the northern California Native American tribes who wish to buy homes. The initiative is part of the $115 billion Bank of America has committed for projects leading to affordable housing over the next ten years.


[boxed text]

A Commitment to Teachers

In 2001, Bank of America launched two innovative mortgage-lending programs designed to help educators overcome the high cost of home ownership.

The Teacher Flex Loan Program targets educators who have only recently started their careers or who have limited savings. To meet the program's three percent down payment requirement, the educator needs only a minimum of $500. The balance comes from grants and down payment assistance programs provided by local governments and non-profits, gifts from family members, or installment loans. Educators with no established credit history qualify by documenting their rent payments during the previous 12 months. The Teacher Flex Loan Program requires only 1 month in reserve and enables loan recipients to qualify by using up to $600 a month in income earned through extracurricular activities, such as tutoring.

The Teacher Zero Down Loan Program targets the educator with excellent credit, but limited income and limited funds for down payment. No down payment is required and 100 percent of closing costs can come from gifts, relatives, or other sources. Only two months of cash reserves are needed.
[end boxed text]

                  Domini Social Equity Fund -- Social Profiles

Bank of America is also a strong supporter of primary and secondary education and teacher training. Each year Bank of America's foundation gives 35% of its budget to education-related programs or initiatives. In March 2001, the Bank of America Foundation announced $10 million in grants to be given to the United Way to Support the Success by 6 program which helps children learn how to read by the time they enter school. In 1999, the foundation committed $50 million over five years to the program.

The company also supports the disabled through the Bank of America Abilities Scholarship Fund. In 1998, the company committed $100,000 in scholarships for students with disabilities.

Bank of America has enhanced its commitment to community services by developing a strong employee volunteer program. Under this paid volunteer program, all employees can volunteer in schools for up to two hours a week, either at their own child's school or any other local public school. If an employee volunteers at least 50 hours at a non-profit organization during the calendar year, Bank of America donates $250 to that organization in that employee's name. In September 2000, Bank of America told KLD that the company had contributed $250,000 in volunteer grants to match associates' volunteer time.

Approximately 600 employees participate in the firm's tutoring, mentoring and Lunch Pals programs, which help children review their homework, discuss assignments and develop their reading skills. The Bank also developed a Pen Pal program for those employees who found it difficult to spend time with the children at their schools.


-----------------
Unlike other mutual funds, the Domini Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Index Portfolio (DSIP). The composition of the DSIP is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment. This material must be accompanied or preceded by the Fund's current prospectus. DSIL Investment Services LLC, Distributor.

Domini 400 Social Index(SM) is a service mark of KLD Research & Analytics, Inc.
(KLD) which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund. Certain portions of these social profiles are copyright (C) 2001 by KLD and are reprinted here by permission. 03/02

Domini Social Index Portfolio
Portfolio of Investments
January 31, 2002 (unaudited)


Issuer                           Shares     Value
------                           ------     -----
Consumer Discretionary -- 13.4%
American Greetings
  Corporation (b) .........        17,500   $   218,050
AOL Time Warner, Inc. (b) .     1,230,400    32,371,824
AutoZone, Inc. (b) ........        31,200     2,110,680
Bandag, Inc. ..............         2,600        87,880
Bassett Furniture
  Industries (b) ..........         3,500        54,390
Black & Decker Corp. ......        23,100       950,796
Bob Evans Farms, Inc. (b) .        10,200       295,902
Centex Corporation ........        17,600     1,046,848
Champion Enterprises,
  Inc. (b) ................        13,700       169,332
Charming Shoppes,
  Inc. (b) ................        29,300       172,577
Circuit City Stores, Inc. .        60,300     1,799,352
Claire's Stores, Inc. .....        12,600       236,124
Comcast Corporation (b) ...       263,100     9,347,943
Cooper Tire and Rubber
  Company .................        21,000       324,030
Costco Wholesale
  Corporation (b) .........       129,830     5,972,180
Cross (A.T.) Company (b) ..         4,400        27,280
Dana Corporation (b) ......        42,900       626,769
Darden Restaurants,
  Inc. (b) ................        33,800     1,392,560
Delphi Automotive
  Systems Corporation .....       162,200     2,317,838
Dillard's, Inc. ...........        23,100       332,178
Disney (Walt) Company .....       601,000    12,657,060
Dollar General
  Corporation (b) .........        95,451     1,508,126
Donnelly Corporation ......         1,700        22,321
Dow Jones & Company .......        18,600       962,550
Emmis Communications
  Corporation (b) .........        12,200       265,960
Family Dollar Stores Inc. .        49,600     1,673,008
Fleetwood Enterprises,
  Inc. (b) ................         9,500       104,500
Foot Locker, Inc. (b) .....        40,500       627,750
Gap, Inc. (The) ...........       249,887     3,598,373
Harley-Davidson, Inc. .....        87,800     5,004,600
Harman International
  Industries, Inc. (b) ....         9,260       437,257
Hartmarx Corporation (b) ..         8,500        11,135
Home Depot, Inc. (b) ......       670,597    33,590,204
Ikon Office Solutions .....        41,100       570,057
KB Home (b) ...............        14,600       628,676
Lands' End, Inc. (b) ......         8,600       422,948
Lee Enterprises, Inc. .....         9,600       327,456
Leggett & Platt,
  Incorporated ............        56,800     1,376,264
Lillian Vernon Corporation          2,600        18,850
Limited, Inc. (The) .......       123,400     2,289,070
Liz Claiborne, Inc. .......        30,400       832,048
Lowe's Companies, Inc. ....       221,800    10,218,326
Luby's, Inc. (b) ..........         6,500        40,950
Mattel, Inc. (b) ..........       123,685     2,350,015
May Department Stores
  Company (b) .............        86,200     3,172,160
Maytag Corporation (b) ....        22,100       704,548
McDonald's Corporation (b)        374,800    10,187,064
McGraw-Hill Companies (b) .        56,500     3,620,520
Media General, Inc. (b) ...         6,500       323,440
Men's Wearhouse, Inc. (b) .        11,900       264,656
Meredith Corporation (b) ..        11,300       395,952
Modine Manufacturing
  Company .................         9,600       243,360
New York Times Company ....        43,700     1,841,081
Newell Rubbermaid,
  Inc. (b) ................        77,278     2,133,646
Nordstrom, Inc. (b) .......        38,800       981,640
Omnicom Group, Inc. .......        53,700     4,691,769
Oneida Ltd. ...............         4,800        57,120
Oshkosh B'Gosh, Inc. (b) ..         2,900       121,626
Penney (J.C.) Company,
  Inc .....................        75,800     1,885,146
Pep Boys-- Manny, Moe
  & Jack ..................        14,900       245,105

                          January 31, 2002 (unaudited)

Issuer                           Shares    Value
------                           ------    -----
Consumer Discretionary -- Continued
Phillips-Van Heusen
  Corporation (b) .........         7,900  $     97,170
Pulte Homes, Inc. .........        17,000       801,550
Radio One, Inc. (b) .......         6,600       116,358
RadioShack Corporation (b)         51,900     1,635,888
Reebok International
  Ltd. (b) ................        17,000       503,540
Ruby Tuesday, Inc. ........        18,600       469,650
Russell Corporation .......         9,300       148,800
Scholastic Corporation (b)          9,700       481,023
Sears, Roebuck and Co. ....        93,500     4,940,540
Sherwin-Williams
  Company (b) .............        44,800     1,241,856
Skyline Corporation .......         2,500        78,750
Snap-On Incorporated ......        16,750       545,883
SPX Corporation (b) .......        11,715     1,337,384
Stanley Works .............        24,700     1,094,210
Staples, Inc. (b) .........       133,600     2,434,192
Starbucks Corporation (b) .       109,700     2,607,569
Stride Rite Corporation (b)        12,100        84,458
Target Corporation ........       258,800    11,493,308
Timberland Company
  (The) (b) ...............         8,900       341,493
TJX Companies, Inc. .......        79,000     3,265,860
Toys `R' Us, Inc. (b) .....        57,220     1,119,223
Tribune Company (b) .......        86,450     3,213,347
Tupperware Corporation ....        16,700       317,300
Univision Communications,
  Inc. (b) ................        40,800     1,427,184
VF Corporation ............        32,500     1,320,150
Viacom, Inc. (b) ..........        39,800     1,589,214
Visteon Corporation (b) ...        37,900       504,070
Washington Post Company ...         2,200     1,230,130
Wellman, Inc. .............         9,200       123,280
Wendy's International,
  Inc. (b) ................        30,300       945,360
Whirlpool Corporation .....        19,300     1,403,109
                                          -------------
                                            217,172,719
                                          -------------
Consumer Staples -- 10.9%
Alberto-Culver Company ....         9,500       442,795
Albertson's, Inc. .........       118,600     3,409,750
Avon Products, Inc. (b) ...        68,900     3,389,880
Campbell Soup Company .....       118,300     3,365,635
Church & Dwight Co.,
  Inc. (b) ................        11,200       329,616
Clorox Company ............        67,400     2,748,572
Coca-Cola Company (b) .....       718,400    31,430,000
Colgate-Palmolive
  Company .................       159,900     9,138,285
CVS Corporation ...........       113,200     3,079,040
Fleming Companies, Inc. ...        12,900       264,708
General Mills Incorporated        105,200     5,212,660
Gillette Company ..........       305,200    10,163,160
Great Atlantic & Pacific
  Tea Company, Inc. (b) ...        11,300       290,862
Green Mountain Coffee,
  Inc. (b) ................         1,900        44,308
Hain Celestial Group,
  Inc. (The) ..............         9,900       225,621
Heinz (H.J.) Company ......       100,800     4,173,120
Hershey Foods
  Corporation (b) .........        30,500     2,146,285
Horizon Organic Holding
  Corporation (b) .........         2,900        43,210
Kellogg Company (b) .......       117,500     3,626,050
Kimberly-Clark
  Corporation .............       152,164     9,175,489
Kroger Company (b) ........       232,800     4,795,680
Longs Drug Stores
  Corporation .............        11,200       249,200
Nature's Sunshine
  Products, Inc. (b) ......         4,900        64,435
PepsiAmericas, Inc. (b) ...        45,200       544,660
PepsiCo, Inc. .............       505,370    25,313,983
Procter & Gamble
  Company .................       376,600    30,760,688
Smucker (J.M.) Company (b)          7,000       224,140
SUPERVALU, Inc. ...........        38,400       947,712
Sysco Corporation .........       193,100     5,719,622
Tootsie Roll Industries, Inc.       9,997       383,285
Walgreen Company ..........       293,400    10,644,552
Whole Foods Market,
  Inc. (b) ................        15,600       667,680
Wild Oats Markets, Inc. (b)         6,750        64,598
Wrigley (Wm.) Jr. Company .        52,700     2,879,528
                                           ------------
                                            175,958,809
                                           ------------

                          January 31, 2002 (unaudited)

Issuer                           Shares     Value
------                           ------     -----
Energy -- 0.7%
Anadarko Petroleum
  Corporation .............        72,085   $ 3,541,536
Apache Corporation ........        39,940     1,936,691
Cooper Cameron Corp. ......        15,600       663,468
Devon Energy Corporation ..        44,872     1,670,136
EOG Resources, Inc. .......        33,500     1,138,665
Equitable Resources, Inc. .        18,500       568,690
Helmerich & Payne,
  Inc. (b) ................        14,700       446,880
Noble Affiliates, Inc. (b)         16,400       533,000
Rowan Companies, Inc. (b) .        27,300       492,219
Sunoco, Inc. ..............        22,800       879,168
                                            -----------
                                             11,870,453
                                            -----------
Financials -- 23.2%
AFLAC, Inc. (b) ...........       151,300     3,951,956
American Express
  Company .................       384,200    13,773,570
American International
  Group, Inc. .............       752,976    55,833,171
AmSouth Bancorporation ....       105,600     2,201,760
Aon Corporation ...........        78,000     2,597,400
Bank of America
  Corporation .............       454,500    28,647,135
Bank One Corporation ......       337,385    12,651,938
Capital One Financial
  Corporation .............        62,300     3,125,591
Charter One Financial, Inc.        65,110     1,938,976
Chittenden Corporation ....         9,276       255,090
Chubb Corporation .........        49,200     3,289,020
Cincinnati Financial
  Corporation .............        46,585     1,793,523
Comerica Incorporated .....        51,300     2,887,677
Edwards (A.G.), Inc. ......        22,787       968,675
Fannie Mae ................       288,900    23,386,455
Fifth Third Bancorp .......       166,737    10,546,115
First Tennessee National
  Corporation .............        36,700     1,252,204
FirstFed Financial Corp. (b)        5,000       130,550
Franklin Resources, Inc. ..        75,600     2,831,220
Freddie Mac ...............       201,200    13,504,544
Golden West Financial .....        45,900     2,921,994
GreenPoint Financial
  Corporation (b) .........        29,300     1,256,970
Hartford Financial
  Services Group (The) ....        68,700     4,547,253
Household International,
  Inc .....................       132,646     6,796,781
Jefferson-Pilot
  Corporation (b) .........        43,625     2,089,638
KeyCorp ...................       123,400     3,036,874
Lincoln National
  Corporation .............        54,400     2,801,600
Marsh & McLennan
  Companies, Inc. .........        79,850     8,132,723
MBIA, Inc. ................        42,800     2,306,064
MBNA Corporation ..........       246,850     8,639,750
Mellon Financial
  Corporation .............       135,600     5,207,040
Merrill Lynch & Co., Inc. .       241,300    12,301,474
MGIC Investment
  Corporation .............        30,800     2,063,600
Moody's Corporation .......        45,600     1,710,912
Morgan (J.P.) Chase & Co. .       573,460    19,526,313
National City Corporation .       174,100     4,895,692
Northern Trust Corporation         64,500     3,766,155
PNC Financial Services
  Group ...................        82,300     4,752,825
Progressive Corporation
  (The) ...................        21,300     3,149,205
Providian Financial
  Corporation (b) .........        82,800       318,780
Rouse Company .............        19,900       569,140
SAFECO Corporation ........        37,000     1,131,830
Schwab (Charles)
  Corporation .............       396,000     5,690,520
St. Paul Companies, Inc. ..        60,564     2,707,211
State Street Corporation ..        94,500     5,082,210
Stilwell Financial, Inc. ..        63,500     1,616,075
SunTrust Banks, Inc. (b) ..        83,700     5,155,920
Synovus Financial
  Corporation .............        84,050     2,323,142
Torchmark Corporation .....        36,000     1,367,640
U.S. Bancorp ..............       565,621    11,776,229
UnumProvident
  Corporation .............        69,800     1,975,340
USA Education, Inc. .......        45,400     4,086,000

                          January 31, 2002 (unaudited)

Issuer                           Shares    Value
------                           ------    -----
Financials -- Continued
Value Line, Inc. ..........         2,900  $    139,780
Wachovia Corporation ......       393,100    13,070,575
Washington Mutual, Inc. ...       281,004     9,644,057
Wells Fargo & Company .....       493,700    22,902,743
Wesco Financial Corporation         2,100       663,598
                                           ------------
                                            375,690,223
                                           ------------
Health Care -- 12.1%
Allergan, Inc. ............        38,100     2,543,175
Amgen, Inc. (b) ...........       300,900    16,699,950
Applera Corp.-Applied
  Biosystems Group ........        63,000     1,406,790
Baxter International, Inc.        171,000     9,546,930
Becton Dickinson and
  Company .................        74,300     2,691,146
Biogen, Inc. ..............        42,900     2,326,038
Biomet, Inc. (b) ..........        77,700     2,508,933
Boston Scientific
  Corporation (b) .........       116,300     2,613,261
CIGNA Corporation .........        41,900     3,854,800
Forest Laboratories, Inc. (b)      51,600     4,277,640
Guidant Corporation (b) ...        88,900     4,271,645
Hillenbrand Industries, Inc.       18,100     1,036,949
Humana, Inc. (b) ..........        49,200       612,540
Johnson & Johnson (b) .....       886,070    50,957,886
King Pharmaceuticals
  Inc. (b) ................        71,200     2,591,680
Manor Care, Inc. (b) ......        29,600       589,040
McKesson HBOC, Inc. .......        82,320     3,169,320
MedImmune, Inc. (b) .......        71,100     3,012,507
Medtronic, Inc. ...........       349,100    17,200,157
Merck & Co., Inc. .........       657,100    38,887,178
Mylan Laboratories, Inc. ..        36,200     1,219,578
Oxford Health Plans, Inc. (b)      26,600       983,668
Quintiles Transnational
  Corp. (b) ...............        34,700       555,894
Schering-Plough
  Corporation .............       422,400    13,677,312
St. Jude Medical, Inc. (b)         25,200     1,998,360
Stryker Corporation (b) ...        56,600     3,324,684
Watson Pharmaceuticals (b)         30,900       905,370
Zimmer Holdings, Inc. .....        56,700     1,844,451
                                           ------------
                                            195,306,882
                                           ------------
Industrials -- 5.8%
Airborne, Inc. (b) ........        13,900       214,755
Alaska Air Group, Inc. (b)          7,700       236,082
American Power
  Conversion (b) ..........        56,400       856,716
AMR Corporation (b) .......        44,500     1,109,830
Angelica Corporation ......         2,500        29,500
Apogee Enterprises, Inc. ..         8,000       117,600
AstroPower, Inc. (b) ......         4,200       160,860
Ault, Inc. (b) ............         1,300         5,304
Automatic Data
  Processing, Inc. ........       178,674     9,648,396
Avery Dennison
  Corporation .............        31,900     1,898,050
Baldor Electric Company ...         9,800       213,150
Banta Corporation .........         7,150       227,084
Block (H & R), Inc. .......        52,900     2,447,154
Brady Corporation .........         6,100       224,480
Bright Horizons Family
  Solutions, Inc. (b) .....         3,700       103,600
Ceridian Corporation (b) ..        42,200       758,334
Cintas Corporation (b) ....        48,900     2,445,978
CLARCOR, Inc. .............         7,050       189,998
Consolidated Freightways
  Corporation (b) .........         6,200        27,714
Cooper Industries, Inc. ...        27,100       986,440
CPI Corporation (b) .......         2,300        36,110
Cummins, Inc. (b) .........        12,000       452,280
Deere & Company ...........        68,000     2,989,960
Delta Air Lines, Inc. .....        35,700     1,128,477
Deluxe Corporation ........        19,200       883,392
DeVry, Inc. (b) ...........        20,200       616,302
Dionex Corporation (b) ....         6,400       164,480
Donaldson Company, Inc. ...        12,800       473,728
Donnelley (R.R.) & Sons
  Company .................        33,200       964,460
Ecolab, Inc. ..............        36,900     1,578,951
Emerson Electric
  Company (b) .............       124,300     7,201,942
Fastenal Company ..........        11,000       736,010
FedEx Corporation (b) .....        86,200     4,616,010
GATX Corporation ..........        14,000       406,000
Genuine Parts Company .....        49,800     1,768,896
Graco, Inc. ...............         8,912       342,666

                          January 31, 2002 (unaudited)

Issuer                           Shares     Value
------                           ------     -----
Industrials -- Continued
Grainger (W.W.), Inc. (b) .        27,100   $ 1,471,530
Granite Construction
  Incorporated ............        11,825       265,235
Harland (John H.)
  Company .................         8,400       205,380
Herman Miller, Inc. .......        22,000       546,480
HON Industries Inc. (b) ...        17,000       472,940
Hubbell Incorporated ......        14,160       424,942
Hunt Corporation ..........         3,000        24,900
Illinois Tool Works, Inc. .        87,500     6,245,750
IMCO Recycling, Inc. (b) ..         4,500        36,405
IMS Health, Inc. (b) ......        85,100     1,697,745
Interface, Inc. (b) .......        12,800        69,120
Ionics, Inc. (b) ..........         5,200       175,240
Isco, Inc. ................         1,600        14,960
Kansas City Southern
  Industries, Inc. (b) ....        17,400       240,468
Kelly Services, Inc. ......         9,375       205,500
Lawson Products, Inc. .....         2,800        78,260
Masco Corporation .........       132,200     3,537,672
Merix Corporation (b) .....         3,950        74,695
Milacron, Inc. (b) ........         9,800       142,590
Minnesota Mining and
  Manufacturing
  Company (b) .............       114,300    12,664,440
Molex Incorporated ........        28,546       872,080
National Service
  Industries, Inc. ........         3,075        22,109
New England Business
  Service, Inc. ...........         3,900        79,950
Nordson Corporation .......         9,600       253,920
Norfolk Southern
  Corporation .............       111,400     2,512,070
Osmonics, Inc. (b) ........         4,100        51,045
Paychex, Inc. .............       107,600     3,948,920
Pitney Bowes, Inc. ........        70,700     2,956,674
Roadway Express, Inc. .....         5,600       224,840
Robert Half International,
  Inc. (b) ................        50,800     1,331,976
Ryder System, Inc. ........        17,500       437,150
Service Corporation
  International (b) .......        84,000       428,400
Smith (A.O.) Corporation ..         4,300       106,511
Southwest Airlines Co. ....       220,662     4,179,338
Spartan Motors, Inc. (b) ..         3,300        24,750
Standard Register
  Company (b) .............         6,800       145,520
Steelcase, Inc. ...........         9,900       155,529
Tennant Company (b) .......         2,600        91,884
Thomas & Betts
  Corporation (b) .........        16,800       327,600
Thomas Industries, Inc. ...         4,400       110,000
Toro Company ..............         3,700       181,115
UAL Corporation (b) .......        15,800       232,260
Watts Industries (b) ......         5,000        73,250
Yellow Corporation (b) ....         6,900       172,914
                                            -----------
                                             93,774,746
                                            -----------
Information Technology -- 23.3%
3Com Corporation (b) ......       101,600       607,568
Adaptec, Inc. (b) .........        30,600       543,150
ADC Telecommunications,
  Inc. (b) ................       226,500     1,105,320
Advanced Micro Devices,
  Inc. (b) ................        98,500     1,580,925
Advent Software, Inc. (b) .         9,800       528,710
Analog Devices, Inc. (b) ..       104,200     4,563,960
Andrew Corporation (b) ....        23,500       422,765
Apple Computer, Inc. (b) ..       101,700     2,514,024
Applied Materials, Inc. (b)       234,700    10,244,655
Arrow Electronics, Inc. (b)        28,900       888,964
Autodesk, Inc. ............        15,900       651,900
Avnet, Inc. ...............        33,900       903,435
BMC Software, Inc. (b) ....        70,600     1,247,502
Borland Software
  Corporation (b) .........        18,900       321,300
Cisco Systems, Inc. (b) ...     2,102,000    41,577,560
Compaq Computer
  Corporation .............       492,588     6,083,462
Computer Associates
  International, Inc. .....       167,000     5,754,820
Compuware Corporation
  (b) .....................       107,800     1,466,080
Dell Computer
  Corporation (b) .........       755,900    20,749,455
Electronic Data Systems
  Corporation .............       137,400     8,602,614

                          January 31, 2002 (unaudited)

Issuer                           Shares    Value
------                           ------    -----
Information Technology -- Continued
EMC Corporation (b) .......       636,800  $ 10,443,520
Gerber Scientific, Inc. (b)         6,400        62,016
Hewlett-Packard Company ...       561,200    12,408,132
Hutchinson Technology
  Incorporated (b) ........         7,200       159,480
Imation Corporation (b) ...        10,200       235,824
Intel Corporation .........     1,944,100    68,121,264
Lexmark International
  Group, Inc. (b) .........        37,400     2,077,570
LSI Logic Corporation (b) .       106,300     1,762,454
Lucent Technologies,
  Inc. (b) ................       986,200     6,449,748
Micron Technology, Inc. (b)       171,900     5,801,625
Microsoft Corporation (b) .     1,541,300    98,196,223
Millipore Corporation .....        13,800       741,060
National Semiconductor
  Corporation (b) .........        50,500     1,424,605
Novell, Inc. (b) ..........       104,400       546,012
Palm, Inc. (b) ............       164,187       614,059
PeopleSoft, Inc. (b) ......        87,700     2,849,373
QRS Corporation (b) .......         4,300        57,921
Qualcomm, Inc. (b) ........       221,500     9,774,795
Sapient Corporation (b) ...        36,500       200,750
Scientific-Atlanta, Inc. (b)       45,300     1,199,544
Solectron Corporation (b) .       238,300     2,792,876
Sun Microsystems, Inc. (b)        944,600    10,163,896
Symantec Corporation (b) ..        20,200     1,574,590
Tektronix, Inc. (b) .......        26,700       653,616
Tellabs, Inc. (b) .........       118,800     1,836,648
Texas Instruments, Inc. ...       501,200    15,642,452
Waters Corporation ........        37,800     1,307,880
Xerox Corporation (b) .....       207,800     2,354,374
Xilinx, Inc. (b) ..........        96,800     4,196,280
Yahoo! Inc. (b) ...........       164,300     2,832,532
                                           ------------
                                            376,839,288
                                           ------------
Materials -- 1.1%
Air Products & Chemicals,
  Inc .....................        66,400     3,071,000
Bemis Company, Inc. (b) ...        15,300       771,732
Cabot Corporation .........        18,200       610,974
Calgon Carbon
  Corporation (b) .........        11,300        89,835
Caraustar Industries, Inc.          7,600        62,320
Crown Cork & Seal
  Company, Inc. (b) .......        36,500       191,625
Engelhard Corporation .....        37,900     1,055,894
Fuller (H.B.) Company .....         8,200       222,056
Lubrizol Corporation ......        14,800       493,580
MeadWestvaco Corp. ........        57,412     1,853,259
Minerals Technologies, Inc.         5,700       267,957
Nucor Corporation .........        22,450     1,342,510
Praxair, Inc. .............        46,500     2,699,325
Rohm & Haas Company
  (b) .....................        63,700     2,342,886
Sealed Air Corporation (b)         24,200     1,004,784
Sigma-Aldrich Corporation .        21,300       890,766
Sonoco Products
  Company (b) .............        27,545       731,320
Stillwater Mining
  Company (b) .............        11,200       175,392
Trex Company, Inc. (b) ....         2,300        49,450
Worthington Industries, Inc.       24,700       365,066
                                           ------------
                                             18,291,731
                                           ------------
Telecommunication Services -- 7.9%
AT&T Corporation ..........     1,020,580    18,064,266
AT&T Wireless Services,
  Inc. (b) ................       733,187     8,431,650
BellSouth Corporation .....       540,900    21,636,000
Citizens Communications
  Company (b) .............        81,167       812,482
SBC Communications, Inc. ..       975,928    36,548,504
Sprint Corporation ........       257,100     4,550,670
Telephone and Data
  Systems, Inc. ...........        15,000     1,297,500
Verizon Communications ....       779,722    36,140,114
                                           ------------
                                            127,481,186
                                           ------------
Utilities -- 0.9%
AGL Resources, Inc. (b) ...        15,900       338,352
American Water Works, Inc.         29,000     1,248,450
Cascade Natural Gas
  Corporation .............         3,200        62,080
Cleco Corporation .........        13,000       269,490
Energen Corporation (b) ...         9,000       206,100
IDACORP, Inc. .............        10,800       408,672
KeySpan Corporation .......        40,300     1,304,108

                          January 31, 2002 (unaudited)

Issuer                           Shares        Value
------                           ------        -----
Utilities -- Continued
Kinder Morgan, Inc. .......        32,300   $    1,669,910
Madison Gas & Electric
  Company .................         5,100          130,759
Mirant Corporation (b) ....       115,500        1,156,155
National Fuel Gas
  Company .................        22,900          524,410
NICOR, Inc. ...............        13,000          528,320
NISource, Inc. ............        59,800        1,243,840
Northwest Natural Gas
  Company .................         7,300          190,895
Northwestern Corporation
  (b) .....................         7,200          149,040
OGE Energy Corporation ....        22,600          495,392
Peoples Energy Corporation         10,300          377,907
Potomac Electric Power
  Company .................        31,600          705,944
Questar Corporation .......        23,600          565,220
Southern Union Company
  (b) .....................        15,365          286,557
WGL Holdings ..............        14,100          370,407
Williams Companies, Inc. ..       149,300        2,639,624
                                            --------------
                                                14,871,632
                                            --------------
Total Investments (a)
  99.3% (cost
  $1,781,948,074) .........                 $1,607,257,669
Other Assets, less
  liabilities--0.7%  ......                     11,536,438
                                            --------------
Net Assets--100.0% ........                 $1,618,794,107
                                            ==============


----------
(a) The aggregate cost for federal income tax purposes is $1,781,948,074, the aggregate gross unrealized appreciation is $155,921,418 and the aggregate gross unrealized depreciation is $330,611,823, resulting in net unrealized depreciation of $174,690,405.
(b)  Non-income producing security.


Copyright in the Domini 400 Social Index(SM) is owned by KLD Research & Analytics, Inc. and the Index isreproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

                       See Notes to Financial Statements

Domini Social Bond Fund

Performance Commentary and Social Impact

Performance Commentary

The Domini Social Bond Fund is an intermediate-term portfolio of investment-grade fixed-income securities. The Fund's strategy is to combine high credit quality, active management and social concern. Its goal is to provide income and total return to shareholders while minimizing volatility. The Fund's six-month return for the period ended January 31, 2002 was 3.29%, compared to 3.26% for its benchmark, the Lehman Brothers Intermediate Aggregate Index.

The defining event of the period was the terrorist attacks on September 11th. The subsequent shock to the financial system was severe but brief. The shock to the economy as a whole was equally severe and, though it is too early to be certain, may have been relatively brief. Retail sales plunged in September but rebounded sharply in October, and the holiday shopping season was stronger than predicted. Manufacturing, which had been in a downward spiral for a year, appears to have bottomed and may even be starting to recover. Recent reports on productivity and Gross Domestic Product appear to be promising.

The Federal Open Market Committee, the policy arm of the Federal Reserve, reduced the overnight Fed Funds rates five times during the six-month period ended January 31 to a 40-year low of 1.75%. The Fed's actions led to lower short-term rates, which for a variety of reasons had little effect on long-term bond prices. The price of long-term bonds reached a peak in the first week of November, then fell off sharply as news of a strengthening economy re-ignited fears of inflation. In general, the threat of inflation can prompt the Federal Reserve to raise interest rates. When interest rates rise, bond prices usually fall.

In keeping with the Fund's goal of minimizing volatility, the core investments of the Fund are high-quality U.S. government agency bonds, mortgage-backed securities and corporate bonds. These securities, unlike more speculative types, are less prone to event risk, such as a sudden drop in credit quality due to a takeover or other unexpected bad news. No bond investor can be fully insulated from market risk, but the Fund seeks to minimize its credit risks.

One area of concentration is mortgage-backed securities, which, as a group, constituted approximately 30% of the Fund's holdings as of January 31. The mortgage-backed securities that the Fund owns are built from mortgages

                            Domini Social Bond Fund

guaranteed or insured by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae is an agency of the U.S. government, which guarantees Farm Home Administration and Veterans Administration loans. Fannie Mae and Freddie Mac are government-chartered but shareholder-owned corporations whose mandate is to enhance liquidity in the secondary mortgage markets.

The Fund also holds investments in several high-quality bonds of corporations that have passed its social and environmental screens, as well as municipal bonds issued for public purposes. Corporate holdings as of January 31 included Hershey Foods, Emerson Electric and Washington Mutual. Municipal holdings included New York City Recovery Notes and securities issued to finance downtown rehabilitation in cities as diverse as Detroit, Michigan, and Portland, Oregon.

Social Impact

One of the Fund's notable features is its ongoing commitment to investing a portion of its assets in direct community development investments. As of January 31, the Fund held Certificates of Deposit (CDs) with seven community development banks and credit unions, including Self-Help Credit Union in Durham, North Carolina, and Louisville Community Development Bank in Louisville, Kentucky. Recent investments have included new CDs in two development banks and the Fund's first loan to a community loan fund.

A $100,000 CD from Mission Community Bank of San Luis Obispo, California, was purchased in November. The Bank, which opened for business in December 1997, provides financing for small businesses and low- to moderate-income homebuyers in San Luis Obispo and northern Santa Barbara County. The area, approximately 200 miles north of Los Angeles, is characterized by a wide diversity between new wealth and a large low- to moderate-income Mexican-American community. In 2000, the Bank originated more Small Business Administration loans than any lender in the county and ranked third in the Fresno District, which covers 15 central California counties. The Bank has two affiliates, Mission Community Development Corporation, a for-profit Community Development Corporation, and Mission Community Services Corporation, a non-profit organization that focuses on microlending and technical assistance.

Early in January the Fund invested $250,000 in the Institute for Community Economics (ICE). ICE, which was established in 1967, makes loans throughout the country. Its headquarters are in Springfield, Massachusetts, with branch offices

                            Domini Social Bond Fund

in Denver, Colorado, and Washington, D.C. ICE's mission is to promote the just allocation of resources in communities in ways that address the needs of low-income families. Through technical assistance, financial support and advocacy, ICE builds the capacity of a national network of Community Land Trusts
(CLTs) and other locally controlled organizations for permanently affordable housing and community economic development. ICE established a Revolving Loan Fund (RLF) in 1979 to support the development of affordable housing in economically distressed communities. ICE's principal lending goes to CLTs, limited equity cooperatives and community-based non-profit organizations creating housing that is affordable to low-income people. Other loans have been made for working capital for eligible businesses and acquisition of office space or other property by non-profit community service organizations. Over the next decade ICE anticipates lending more than $30 million. Since its creation, the RLF has lent more than $36 million, representing over 385 loans to community organizations in 30 states.


[boxed text]

The Domini Social Bond Fund is managed by Domini Social Investments LLC and submanaged by ShoreBank, the nation's oldest and largest community development bank. ShoreBank was founded with the purpose of serving the financial needs of residents and businesses in traditionally underserved urban areas. David J. Oser, Senior Vice President, Investments (since 1994), leads the team at ShoreBank responsible for the management of the Fund.
[end boxed text]


----------
Past performance is no guarantee of future results. Total return for the Domini Social Bond Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured or guaranteed. The Fund is subject to market risks that will cause investment return, principal value and yield to fluctuate. You may lose money. The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Investors cannot invest directly in the LBIA. The Fund waived certain fees during the period, and the Fund's total return would have been lower had these not been waived. The holdings mentioned above are described in the Fund's Portfolio of Investments included herein. The composition of the Fund's portfolio is subject to change.

The Fund's community development investments may be unrated and carry greater credit risks than the Fund's other holdings. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 03/02

                            Domini Social Bond Fund

Average Annual Total Return(1)


[boxed text]

                 As of 12-31-01              As of 1-31-02

                           Since                       Since
               1 Year      Inception      1 Year       Inception
                           (6/3/91)                    (6/3/91)
-----------------------------------------------------------------
Domini Social
Bond Fund      8.34%       10.79%         7.92%        10.70%

LBIA           8.67%       11.29%         7.71%        11.16%

[end boxed text]


Comparison of $10,000 Investment in the
Domini Social Bond Fund and LBIA(1)


[line chart]

            Domini Social
            Bond Fund        LBIA
            10000            10000
6/2000      10089            10194
7/2000      10158            10266
8/2000      10298            10402
9/2000      10400            10503
10/2000     10490            10564
11/2000     10663            10715
12/2000     10858            10904
1/2001      10980            11080
2/2001      11106            11167
3/2001      11187            11242
4/2001      11193            11233
5/2001      11230            11300
6/2001      11275            11334
7/2001      11471            11556
8/2001      11573            11668
9/2001      11804            11843
10/2001     11937            12026
11/2001     11809            11907
12/2001     11764            11850
1/2002      11851            11934


1 Past performance is no guarantee of future results. The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate. You may lose money. The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Investors cannot invest directly in the LBIA. The table and the graph comprise actual mutual fund performance after all expenses. The Fund waived certain fees during the period, and the Fund's average annual total returns would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 03/02

Domini Social Bond Fund
Portfolio of Investments
January 31, 2002 (unaudited)


                                                     Principal     Value
                                                      Amount      (Note 1)
                                                      ------      --------
U.S. Government Agency Obligations--49.1%
Fannie Mae:
  5.250%, 6/15/2006 .............................      250,000  $   255,300
  5.500%, 5/2/2006 ..............................      250,000      257,593
  5.500%, 3/15/2011 .............................    1,000,000      990,103
  5.740%, 1/21/2009 .............................      500,000      505,541
  6.000%, 5/15/2011 .............................      250,000      255,857
  6.160%, 3/2/2009 ..............................      100,000      100,309
  6.250%, 2/1/2011 ..............................      500,000      512,326
  6.800%, 2/6/2017 ..............................    1,000,000    1,035,800
  6.850%, 4/5/2004 ..............................      250,000      267,357
  6.870%, 7/17/2007 .............................      250,000      271,765
  7.125%, 2/15/2005 .............................      350,000      380,929
  7.125%, 6/15/2010 .............................      500,000      552,430
Federal Farm Credit Bank:
  6.300%, 6/6/2011 ..............................      250,000      260,741
Federal Home Loan Bank:
  5.250%, 8/15/2006 .............................      200,000      203,568
  5.310%, 10/23/2008 ............................      500,000      495,625
  5.480%, 9/22/2008 .............................      500,000      502,541
  5.490%, 12/5/2014 .............................      250,000      237,819
  5.500%, 8/15/2008 .............................      250,000      251,903
  5.655%, 12/18/2008 ............................      150,000      151,307
  6.625%, 8/27/2007 .............................      500,000      538,338
  8.050%, 5/24/2005 .............................      100,000      101,914
Freddie Mac:
  5.500%, 7/15/2006 .............................    1,000,000    1,029,878
  6.250%, 7/15/2004 .............................      250,000      264,903
  6.704%, 1/9/2007 ..............................      500,000      539,940
  6.750%, 5/30/2006 .............................      200,000      215,580
  6.900%, 9/10/2007 .............................      315,000      324,368
U.S. Small Business Administration:
  506595, 2.375%, 10/25/2021 ....................      316,277      316,036
                                                                -----------
Total U.S. Government Agency Obligations
  (Cost $10,536,137) ............................                10,819,771
                                                                -----------
U.S. Government Agency Mortgage Securities--34.0%
Fannie Mae:
  397629, 6.587%, VR, 9/1/2027 ..................       16,493       17,034
  402999, 6.375%, VR, 10/1/2027 .................       14,434       14,918
  411568, 6.099%, VR, 6/1/2027 ..................      230,309      230,610
  456070, 6.533%, VR, 8/1/2028 ..................      242,383      259,205

                          January 31, 2002 (unaudited)

                                                     Principal     Value
                                                      Amount      (Note 1)
                                                      ------      --------
U.S. Government Agency Mortgage Securities--Continued
Fannie Mae (continued):
  50969, 6.500%, 12/1/2003 ......................       40,799  $    41,814
  526882, 6.092%, VR, 2/1/2029 ..................      171,833      176,565
Fannie Mae CMO:
  1991-158 F, 4.720%, VR, 12/25/2021 ............      104,436      105,761
  1993-106 Z, 7.000%, 6/25/2013 .................       86,085       89,502
  1993-143 FB, 4.170%, VR, 8/25/2023 ............      182,487      183,325
  1993-160 FG, 4.568%, VR, 9/25/2023 ............      500,000      508,706
  1994-59 PK, 6.000%, 3/25/2024 .................      128,728      131,356
  1999-14 B, 6.500%, 4/25/2029 ..................      280,485      286,814
Freddie Mac:
  786612, 6.813%, VR, 6/1/2028 ..................      308,037      316,639
  788349, 5.998%, VR, 7/1/2031 ..................      595,929      610,093
  845645, 6.756%, VR, 4/1/2029 ..................      255,404      263,340
  C0-0716, 6.000%, 2/1/2029 .....................      393,204      390,012
Freddie Mac CMO:
  1208 D, 4.700%, VR, 2/15/2022 .................      149,359      152,177
  1560 FM, 4.000%, VR, 8/15/2023 ................      121,000      121,074
  1634 PW, 4.000%, 11/15/2022 ...................      150,000      147,394
  2291 KB, 6.000%, 1/15/2026 ....................      500,000      498,572
  2350 WA, 7.250%, 5/15/2030 ....................      242,356      241,849
Government National Mortgage Association:
  002038, 8.500%, 7/20/2025 .....................      127,494      135,570
  002380, 8.500%, 2/20/2027 .....................      406,614      432,369
  008857, 7.625%, 10/20/2021 ....................      143,400      147,851
  008971, 6.750%, VR, 9/20/2026 .................      186,396      191,266
  489591, 6.250%, 2/15/2029 .....................      442,959      443,129
  513793, 7.000%, 7/15/2029 .....................      197,559      203,149
  569143RX, 7.05%, 8/15/2032 ....................      653,201      653,201
  80029, 6.375%, VR, 1/20/2027 ..................      131,233      134,438
Residential Funding Mortgage Securities:
  1993-S47 A11, 4.668%, VR, 12/25/2023 ..........      348,514      357,228
                                                                -----------
Total U.S. Government Agency Mortgage Securities
  (Cost $7,360,103) .............................                 7,484,961
                                                                -----------
Corporate Obligations--6.6%
African Development Bank, 6.750%, 10/1/2004 .....      200,000      213,832
Emerson Electric Co., 7.875%, 6/1/2005 ..........      135,000      147,829
Hershey Foods, 6.700%, 10/1/2005 ................      145,000      156,586
McDonald's Corp., 5.950%, 1/15/2008 .............      251,000      259,573
Viacom, Inc., 6.400%, 1/30/2006 .................      250,000      256,217
Washington Mutual Bank, 6.875%, 6/15/2011 .......      400,000      410,500
                                                                -----------
Total Corporate Obligations
  (Cost $1,416,990) .............................                 1,444,537
                                                                -----------

                          January 31, 2002 (unaudited)

                                                                          Principal       Value
                                                                            Amount       (Note 1)
                                                                            ------       --------
State & Municipal Obligations--6.2%
American Red Cross, 6.880%, 11/15/2004 .............................        280,000     $   303,047
Cook County, IL School Dist #83, 5.950%, 12/1/2008 .................        265,000         271,683
Detroit Development, 7.330%, 7/1/2006 ..............................        250,000         272,453
NYC Finance Authority, Recovery Notes, Series A, 3.250%, 10/2/2002 .        100,000         100,730
Pittsburg, PA Urban Redevelopment Authority, 7.460%, 5/1/2006 ......        295,000         320,270
Portland, OR Urban Renewal and Redevelopment, 6.690%, 6/15/2004 ....        100,000         106,624
                                                                                        -----------
Total State & Municipal Obligations
  (Cost $1,347,813) ................................................                      1,374,807
                                                                                        -----------
Direct Community Development Investments--1.1%
Institute for Community Economics, Inc., 1.950%, 12/31/2002 ........        250,000         250,000
                                                                                        -----------
Total Direct Community Development Investments
  (Cost $250,000) ..................................................                        250,000
                                                                                        -----------
Cash Equivalents--9.7%
Community Development Certificates of Deposit:
  City National Bank of Newark, NJ, 2.430%, 11/14/2002 .............        100,000         100,000
  Dakotaland Federal Credit Union, 4.000%, 8/22/2002 ...............        100,000         100,000
  Douglass National Bank, 3.250%, 10/12/2002 .......................        100,000         100,000
  Louisville Community Development Bank, 3.950%, 6/25/2002 .........        100,000         100,000
  Mission Community Bank, 2.850%, 12/3/2002 ........................        100,000         100,000
  Self-Help Credit Union, 2.200%, 12/13/2002 .......................        100,000         100,000
  Vermont Development Credit Union, 4.900%, 7/21/2002 ..............        100,000         100,000
Money Market Demand Account:
  Self-Help Credit Union, 1.660%, 2/1/2002 .........................        101,007         101,007
Investment in Repurchase Agreements:
  Investors Bank & Trust, dated 01/31/2002, due 02/01/2002, maturity amount $1,342,392 (collateralized by U.S. Government Agency
  Obligations, 6.724%, 7/1/2025, market value $1,409,481) ..........      1,342,354       1,342,354
                                                                                        -----------
Total Cash Equivalents (Cost $2,143,361) ...........................                      2,143,361
                                                                                        -----------
Total Investments in Securities--106.7%
(Cost $23,054,404) .................................................                     23,517,437
                                                                                        -----------
Liabilities, less Other Assets---6.7% ..............................                     (1,478,640)
                                                                                        -----------
Net Assets--100.0% .................................................                    $22,038,797
                                                                                        ===========


----------
(a) The aggregate cost for book and federal income tax purposes is $23,054,404. The aggregate gross unrealized appreciation is $463,033, and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $463,033.
CMO--Collateralized Mortgage Obligation
VR--Variable interest rate. Rate shown is that on January 31, 2002.

                       See Notes to Financial Statements

                  --------------------------------------------
                              Financial Statements
                                   (unaudited)
                  --------------------------------------------

                       This page intentionally left blank

Domini Social Index Portfolio
Statement of Assets and Liabilities
January 31, 2002 (unaudited)


ASSETS:
     Investments at value (Cost $1,781,948,074)............        $1,607,257,669
     Cash..................................................             9,858,033
     Receivable for securities sold........................             3,825,941
     Dividends receivable..................................             1,955,494
                                                                   --------------
         Total assets......................................         1,622,897,137
                                                                   --------------

LIABILITIES:
     Payable for securities purchased......................             3,786,153
     Accrued expenses (Note 2).............................               316,877
                                                                   --------------
         Total liabilities.................................             4,103,030
                                                                   --------------

NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS....................................        $1,618,794,107
                                                                   ==============

                See Notes to Financial Statements

Domini Social Index Portfolio
Statement of Operations
Six Months Ended January 31, 2002 (unaudited)

INVESTMENT INCOME
     Dividends...................................                    $  9,673,797

EXPENSES
     Management fee (Note 2).....................   $   1,619,561
     Custody fees (Note 3).......................          54,628
     Professional fees...........................          83,502
     Trustee fees................................          18,007
     Miscellaneous...............................          26,354
                                                    -------------
     Total expenses..............................       1,802,052
     Fees paid indirectly (Note 3)...............         (43,263)
                                                    -------------
     Net expenses................................                       1,758,789
                                                                     ------------

NET INVESTMENT INCOME............................                       7,915,008
Net realized gain on investments
     Proceeds from sales.........................   $ 138,590,006
     Cost of securities sold.....................    (153,574,914)
                                                    -------------
         Net realized loss on investments........                     (14,984,908)

Net changes in unrealized appreciation/(depreciation)
   of investments
     Beginning of period.........................   $ (86,402,722)
     End of period...............................    (174,690,405)
                                                    -------------
         Net change in unrealized appreciation...                     (88,287,683)
                                                                     ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...............................                    $(95,357,583)
                                                                     ============


                       See Notes to Financial Statements

Domini Social Index Portfolio
Statements of Changes in Net Assets

                                                                  Six Months
                                                                    Ended
                                                               January 31, 2002     Year Ended
                                                                  (unaudited)     July 31, 2001
                                                                --------------    --------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
     Net investment income ..................................   $    7,915,008    $   14,303,501
     Net realized gain/(loss) on investments ................      (14,984,908)      118,452,105
     Net change in unrealized appreciation/(depreciation) of
       investments ..........................................      (88,287,683)     (478,655,424)
                                                                --------------    --------------
         Net Increase/(Decrease) in Net Assets Resulting from
           Operations .......................................      (95,357,583)     (345,899,818)
                                                                --------------    --------------
Transactions in Investors' Beneficial Interest:
     Additions ..............................................      144,089,166       480,587,065
     Reductions .............................................     (158,942,553)     (379,303,886)
                                                                --------------    --------------
         Net Increase/(Decrease) in Net Assets from
           Transactions in Investors' Beneficial Interests ..      (14,853,387)      101,283,179
                                                                --------------    --------------
              Total Increase/(Decrease) in Net Assets .......     (110,210,970)     (244,616,639)
NET ASSETS:
     Beginning of period ....................................    1,729,005,077     1,973,621,716
                                                                --------------    --------------
     End of period ..........................................   $1,618,794,107    $1,729,005,077
                                                                ==============    ==============

--------------------------------------------------------------------------------

Financial Highlights

                               Six Months
                                 Ended                   Year Ended July 31,
                           January 31, 2002
                              (unaudited)         2001            2000               1999              1998             1997
                           ----------------      ------          ------             ------             ----             ----
Net assets (in millions)         $1,619          $1,729          $1,974             $1,347             $642             $292
Ratio of net investment
   income to average net
   assets (annualized) .           0.98%           0.78%           0.70%(1)           0.84%(1)         1.05%(2)         1.34%
Ratio of expenses to
   average net assets
   (annualized) ........           0.22%(3)        0.22%(3)        0.24%(1)(3)        0.24%(1)(3)      0.24%(2)(3)      0.29%(3)
Portfolio turnover rate               7%             19%              9%                 8%               5%               1%


--------------------------------------------------------------------------------
(1) Reflects an expense reimbursement and fee waiver by the Manager of 0.002% and 0.01% for the years ended July 31, 2000 and 1999, respectively. Had the Manager not waived its fee and reimbursed expenses, the annualized ratios of net investment income and expenses to average net assets for the year ended July 31, 2000, would have been 0.70% and 0.24%, respectively, and for the year ended July 31, 1999, would have been 0.83% and 0.25%, respectively.
(2) Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived its fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998, would have been 1.04% and 0.25%, respectively.
(3) Ratio of expenses to average net assets for the six months ended January 31, 2002, and the years ended July 31, 2001, 2000, 1999, 1998 and 1997, include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.21%, 0.21%, 0.21%, 0.20%, 0.20% and 0.25%
     for the six months ended January 31, 2002, and the years ended July 31, 2001, 2000, 1999, 1998 and 1997, respectively.

                       See Notes to Financial Statements

Domini Social Index Portfolio
Notes to Financial Statements
January 31, 2002 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Index Portfolio is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index(SM), which is a common stock index developed and maintained by KLD Research & Analytics, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990, and began investment operations on June 3, 1991.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.

         (A) Valuation of Investments: The Portfolio values securities at the last reported sale price provided by independent pricing services, or at the last reported bid price if no sales are reported. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.

         (B) Dividend Income: Dividend income is recorded on the ex-dividend date.

         (C) Federal Taxes: The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

                          January 31, 2002 (unaudited)

         (D) Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES.

         (A) Manager. Domini Social Investments LLC (DSIL) is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, DSIL receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%.

         (B) Submanager. SSgA Funds Management, Inc. provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Domini 400 Social Index(SM).

3. INVESTMENT TRANSACTIONS.

Cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, for the six months ended January 31, 2002, aggregated $117,989,737 and $138,590,006, respectively.
Custody fees of the Portfolio were reduced by $43,263, which was compensation for uninvested cash left on deposit with the custodian.

Domini Social Equity Fund
Statement of Assets and Liabilities
January 31, 2002 (unaudited)

ASSETS:
     Investment in Domini Social Index Portfolio, at value (Note 1)    $1,201,248,879
     Receivable for fund shares purchased .........................           290,197
                                                                       --------------
         Total assets .............................................     1,201,539,076
                                                                       --------------
LIABILITIES:
     Payable for fund shares redeemed .............................           225,107
     Accrued expenses .............................................           728,733
                                                                       --------------
         Total liabilities ........................................           953,840
                                                                       --------------

NET ASSETS ........................................................    $1,200,585,236
                                                                       ==============

NET ASSETS CONSIST OF:
     Paid-in capital ..............................................    $1,330,596,827
     Undistributed net investment income ..........................           535,204
     Accumulated net realized loss from Portfolio .................       (29,968,374)
     Net unrealized depreciation from Portfolio ...................      (100,578,421)
                                                                       --------------
                                                                       $1,200,585,236
                                                                       ==============
Shares outstanding ................................................        44,062,697
                                                                       ==============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE ($1,200,585,236 / 44,062,697) ..................            $27.25
                                                                               ======

                       See Notes to Financial Statements

Domini Social Equity Fund
Statement of Operations
Six Months Ended January 31, 2002 (unaudited)

INCOME:
     Investment income from Portfolio...........................     $  7,147,680
     Expenses from Portfolio....................................       (1,298,243)
                                                                     ------------
         Net investment income from Portfolio...................        5,849,437
                                                                     ------------

EXPENSES:
     Sponsor fee (Note 2).......................................        2,985,837
     Distribution fees (Note 2).................................        1,517,918
     Transfer agent fees (Note 2)...............................          877,819
     Miscellaneous..............................................          128,501
     Printing...................................................           30,500
     Professional fees..........................................           64,757
     Shareholder communication..................................           31,690
     Trustees fees..............................................           10,164
     Accounting fees............................................            2,834
                                                                     ------------
         Total Expenses.........................................        5,650,020
         Expenses Paid and Fees Waived by Manager...............       (1,450,985)
                                                                     ------------
         Net Expenses...........................................        4,199,035
                                                                     ------------
NET INVESTMENT INCOME...........................................        1,650,402
                                                                     ------------

NET REALIZED AND UNREALIZED LOSS FROM PORTFOLIO:
     Net realized loss from Portfolio...........................      (11,098,693)
     Net change in unrealized depreciation from Portfolio.......      (66,513,247)
                                                                     ------------
     Net realized and unrealized loss from Portfolio............      (77,611,940)
                                                                     ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............      (75,961,538)
                                                                     ============

                       See Notes to Financial Statements

Domini Social Equity Fund
Statements of Changes in Net Assets

                                                        Six Months Ended
                                                        January 31,2002       Year Ended
                                                          (unaudited)       July 31, 2001
                                                        ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS:
From Operations:
     Net investment income ..........................   $     1,650,402    $       860,790
     Net realized gain/(loss) from Portfolio ........       (11,098,693)        88,394,088
     Net change in unrealized appreciation from
       Portfolio ....................................       (66,513,247)      (358,903,505)
                                                        ---------------    ---------------
         Net Decrease in Net Assets
           Resulting from Operations ................       (75,961,538)      (269,648,627)
                                                        ---------------    ---------------
Distributions and Dividends:
     Dividends to shareholders from net investment
       income .......................................        (1,603,968)          (372,020)
     Distributions to shareholders from net
       realized gain ................................      (110,334,364)       (36,793,034)
                                                        ---------------    ---------------
         Net Decrease in Net Assets from
           Distributions and Dividends ..............      (111,938,332)       (37,165,054)
                                                        ---------------    ---------------
Capital Share Transactions:
     Proceeds from sale of shares ...................       114,574,766        334,068,059
     Net asset value of shares issued in reinvestment
       of distributions and dividends ...............       106,031,977         35,258,231
     Payments for shares redeemed ...................      (113,025,645)      (252,534,809)
                                                        ---------------    ---------------
         Net Increase in Net Assets from Capital
           Share Transactions .......................       107,581,098        116,791,481
                                                        ---------------    ---------------
              Total Decrease in Net Assets ..........       (80,318,772)      (190,022,200)
NET ASSETS:
     Beginning of period ............................     1,280,904,008      1,470,926,208
     End of period (including undistributed net
       investment income of $535,204 and $488,770,
       respectively) ................................   $ 1,200,585,236    $ 1,280,904,008
                                                        ===============    ===============
OTHER INFORMATION
Share Transactions:
     Sold ...........................................         3,997,760          9,578,532
     Issued in reinvestment of distributions
       and dividends ................................         3,854,301          1,054,988
     Redeemed .......................................        (3,960,217)        (7,255,619)
                                                        ---------------    ---------------
     Net increase ...................................         3,891,844          3,377,901
                                                        ===============    ===============

                        See Notes to Financial Statements

Domini Social Equity Fund
Financial Highlights

                                   Six Months Ended                         Year Ended July 31,
                                   January 31, 2002   -----------------------------------------------------------------
                                     (unaudited)       2001           2000           1999          1998           1997
                                   ----------------   ------         ------         ------        ------         ------
For a share outstanding
   for the period:
Net asset value, beginning
   of period .....................      $31.89        $39.98         $37.21         $30.86        $25.43         $16.70
                                        ------        ------         ------         ------        ------         ------
Income from investment
   operations:
     Net investment income/
       (loss) ....................        0.04          0.02          (0.02)          0.02          0.01           0.11
     Net realized and unrealized
       gain/(loss) on
       investments ...............       (1.89)        (7.12)          3.06           6.81          5.48           8.85
                                        ------        ------         ------         ------        ------         ------
Total income from investment
   operations ....................       (1.85)        (7.10)          3.04           6.83          5.49           8.96
                                        ------        ------         ------         ------        ------         ------
Less dividends and distributions:
     Dividends to shareholders
       from net investment
       income ....................       (0.04)        (0.01)            --*         (0.03)        (0.01)         (0.11)
     Distributions to shareholders
       from net realized gain ....       (2.75)        (0.98)         (0.45)         (0.05)        (0.12)
                                        ------        ------         ------         ------        ------         ------
Total distributions ..............       (2.79)        (0.99)         (0.27)         (0.06)        (0.23)
                                        ------        ------         ------         ------        ------         ------
Net asset value, end of period ...      $27.25        $31.89         $39.98         $37.21        $30.86         $25.43
                                        ======        ======         ======         ======        ======         ======
Total return .....................       -5.87%       -17.87%          8.16%         22.26%        21.58%         54.01%
Ratios/supplemental data
   (annualized):
     Net assets, end of period
       (in millions) .............      $1,201        $1,281         $1,471         $1,083        $  502         $  212
     Ratio of expenses to average
       net assets ................        0.92%(1)      0.93%(1)       0.96%(1)       0.98%(1)      1.17%(2)       0.98%(3)
     Ratio of net investment
       income/(loss) to average
       net assets ................        0.28%(1)      0.06%(1)      (0.05)%(1)      0.06%(1)      0.07%(2)       0.62%(3)

--------------------------------------------------------------------------------
(1) Reflects a waiver of expenses by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratios of expenses and net investment income (loss) to average net assets would have been 1.16% and 0.04%, respectively, for the six months ended January 31, 2002, and 1.14% and (0.14)%, respectively, for the year ended July 31, 2001, 1.01% and (0.10%), respectively, for the year ended July 31, 2000, and 0.99% and 0.05%, respectively, for the year ended July 31, 1999.
(2) Reflects non-recurring payments by the Fund to the Fund's former administrator for $650,000 in connection with the termination of the expense payment arrangements with the Fund's former administrator and other such expenses incurred by the Fund in connection with the termination of such arrangements. Had such non-recurring expenses not been included, expenses and net investment income to average net assets would have been 0.98% and 0.27%, respectively.
(3) Had the expense payment arrangement not been in place, the ratio of expenses and net investment income to average net assets would have been 0.84% and 1.07%, respectively.
*    Amount represents less than $0.005 per share.

                       See Notes to Financial Statements

Domini Social Equity Fund
Notes to Financial Statements
January 31, 2002 (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

The Domini Social Equity Fund is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Index Portfolio, a no-load, diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 74.2% at January 31, 2002). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

         (A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

         (B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of Portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are usually declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

         (C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

                          January 31, 2002 (unaudited)

         (D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

         (A) Manager. The Portfolio has retained Domini Social Investments LLC
(DSIL) to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, DSIL receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

         (B) Submanager. SSgA Funds Management, Inc. provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Domini 400 Social Index(SM).

         (C) Sponsor. Pursuant to a Sponsorship Agreement, DSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by DSIL to the Portfolio under the Management Agreement, DSIL answers questions from the general public and the media regarding the composition of the Index and the securities holdings of the Portfolio. For these services and facilities, DSIL receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund. DSIL has reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.92% of the average daily net assets of the Fund since January 1, 2001. The waiver currently in effect is contractual and expires on November 30, 2002. For the six months ended January 31, 2002, DSIL waived fees totalling $1,450,985.

                          January 31, 2002 (unaudited)

         (D) Distributor. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of DSIL (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. DSILD acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, DSILD may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund.

3. INVESTMENT TRANSACTIONS.

Additions and reductions in the Fund's investment in the Portfolio aggregated $114,471,328 and $123,242,427, respectively.

Domini Social Bond Fund
Statement of Assets and Liabilities
January 31, 2002 (unaudited)

ASSETS:
     Investments at value (including repurchase agreements of $1,342,354)
       (cost $23,054,404) ...............................................   $23,517,437
     Receivable for Shares Sold .........................................         5,900
     Interest Receivable ................................................       269,479
                                                                            -----------
         Total assets ...................................................   $23,792,816
                                                                            -----------

LIABILITIES:
     Payable for Securities Purchased ...................................     1,651,461
     Dividend Payable ...................................................        76,567
     Accrued Expenses ...................................................        25,991
                                                                            -----------
          Total liabilities .............................................     1,754,019
                                                                            -----------

NET ASSETS ..............................................................   $22,038,797
                                                                            ===========

NET ASSETS CONSIST OF:
     Paid-in capital
                                                                            $21,515,304
     Accumulated net realized gain from investments .....................        60,460
     Net unrealized appreciation from investments .......................       463,033
                                                                            -----------
                                                                            $22,038,797
                                                                            ===========
Shares outstanding ......................................................     2,041,602
                                                                            ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE ($22,038,797 / 2,041,602) ............................        $10.79
                                                                            ===========

                        See Notes to Financial Statements

Domini Social Bond Fund
Statement of Operations
Six Months Ended January 31, 2002 (unaudited)

INCOME:
     Interest income ....................................................      $508,433

EXPENSES:
     Transfer Agent Fees ................................................        34,615
     Accounting and Custody .............................................        26,243
     Registration .......................................................         3,677
     Professional Fees ..................................................        19,372
     Management Fee (Note 2) ............................................        36,279
     Printing ...........................................................         1,666
     Administrative Fee (Note 2) ........................................        22,674
     Distribution Fees (Note 2) .........................................        22,674
     Trustee Fees .......................................................           176
     Miscellaneous ......................................................           439
                                                                               --------
     Total Expenses .....................................................       167,815
     Fees Waived and Expenses Reimbursed ................................       (81,626)
                                                                               --------
     Net Expenses .......................................................        86,189
                                                                               --------
NET INVESTMENT INCOME ...................................................       422,244
                                                                               --------

NET REALIZED AND UNREALIZED GAIN:
     Net realized gain on investments ...................................        78,125
     Net change in unrealized appreciation on investments ...............        41,061
                                                                               --------
     Net realized and unrealized gain from investments ..................       119,186
                                                                               --------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ............................................      $541,430
                                                                               ========

           See Notes to Financial Statements

Domini Social Bond Fund
Statements of Changes in Net Assets

                                                               Six Months
                                                                 Ended
                                                            January 31, 2002            Year Ended
                                                               (unaudited)             July 31, 2001
                                                              ------------             ------------
INCREASE/(DECREASE) IN NET ASSETS:
From Operations:
     Net investment income ................................   $    422,244             $    471,771
     Net realized gain on investments .....................         78,125                  146,140
     Net unrealized gain on investments ...................         41,061                  395,302
                                                              ------------             ------------
         Net Increase in Net Assets Resulting from
           Operations .....................................        541,430                1,013,213
                                                              ------------             ------------
Distributions and Dividends:
     Dividends to shareholders from net investment income .       (422,244)                (471,763)
     Distributions to shareholders from net realized gain .       (159,319)                      --
                                                              ------------             ------------
         Net Decrease in Net Assets from
           Distributions and Dividends ....................       (581,563)                (471,763)
                                                              ------------             ------------
Capital Share Transactions:
     Proceeds from sale of shares .........................      9,166,352               10,058,249
     Net asset value of shares issued in reinvestment of
       dividends ..........................................        527,833                  406,150
     Payment for shares redeemed ..........................     (1,629,644)              (1,102,190)
                                                              ------------             ------------
         Net Increase in Net Assets from Capital Share
           Transactions ...................................      8,064,541                9,362,209
                                                              ------------             ------------
              Total Increase in Net Assets ................      8,024,408                9,903,659

NET ASSETS:
     Beginning of period ..................................     14,014,389                4,110,730
                                                              ------------             ------------
     End of period ........................................   $ 22,038,797             $ 14,014,389
                                                              ============             ============
OTHER INFORMATION
Share Transactions:
     Sold .................................................        842,775                  957,457
     Issued in reinvestments of dividends .................         48,577                   38,595
     Redeemed .............................................       (149,976)                (104,077)
                                                              ------------             ------------
     Net increase .........................................        741,376                  891,975
                                                              ============             ============

                        See Notes to Financial Statements

Domini Social Bond Fund
Financial Highlights

                                           Six Months Ended                     For the Period
                                           January 31,2002      Year Ended      June 1, 2000*
                                             (unaudited)       July 31, 2001   to July 31, 2000
                                           ----------------    -------------   ----------------
For a share outstanding for the period:
Net asset value, beginning of period ..         $ 10.78           $ 10.07           $10.00
                                                -------           -------           ------
Income from investment operations:
     Net investment income ............            0.29              0.56             0.09
     Net realized and unrealized
       gain on investments ............            0.10              0.71             0.07
                                                -------           -------           ------
Total income from
   investment operations ..............            0.39              1.27             0.16
                                                -------           -------           ------
Less dividends to shareholders
   from net investment income .........           (0.29)            (0.56)           (0.09)
Less distributions to shareholders
   from realized gain .................           (0.09)               --               --
                                                -------           -------           ------
Total dividends and distributions
   paid to shareholders ...............           (0.38)            (0.56)           (0.09)
                                                -------           -------           ------
Net asset value, end of period ........         $ 10.79           $ 10.78           $10.07
                                                =======           =======           ======
Total return ..........................            3.04%            12.92%            9.51%
Portfolio turnover ....................              22%               71%              18%
Ratios/supplemental data
   (annualized):
     Net assets, end of
       period (000s) ..................         $22,039           $14,014           $4,111
     Ratios of net investment income to
       average net assets .............            4.64%(2)          5.27%(2)         5.67%(1)
     Ratios of expenses to average
       net assets .....................            0.95%(2)          0.95%(2)         0.93%(1)

----------
*    Commencement of operations
(1) Reflects a waiver of fees and expenses paid by the Manager due to a contractual fee waiver in effect. Had the Manager not waived its fees and reimbursed expenses, the ratio of net investment income to average net assets and expenses to average net assets would have been (0.18%) and 6.78%, respectively.
(2) Reflects a waiver of fees and reimbursement of expenses by the Manager due to a contractual fee waiver. Had the Manager not waived its fees and reimbursed expenses, the ratio of net investment income and expenses to average net assets would have been 3.75% and 1.85%, respectively, for the six months ended January 31, 2002, and 3.80% and 2.41%, respectively, for the year ended July 31, 2001.

                       See Notes to Financial Statements

Domini Social Bond Fund
Notes to Financial Statements
January 31, 2002 (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Bond Fund is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

         (A) Valuation of Investments. Bonds and other fixed income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

         (B) Investment Income and Dividends to Shareholders. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

                          January 31, 2002 (unaudited)

         (C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

2. TRANSACTIONS WITH AFFILIATES.

         (A) Manager. The Fund has retained Domini Social Investments LLC (DSIL) to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, DSIL receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. For the period from November 30, 2001 through November 30, 2002, DSIL is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Fund. For the six months ended January 31, 2002, DSIL waived fees and reimbursed expenses totalling $58,952.

         (B) Submanager. ShoreBank provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with DSIL.

         (C) Administrator. Pursuant to an Administration Agreement, DSIL provides oversight, administrative and management services. DSIL provides the Fund with general office facilities and supervises the overall administration, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media and investors in the Fund regarding the securities holdings of the Fund, limits on investment and the Fund's proxy voting philosophy and shareholder activism

                          January 31, 2002 (unaudited)

philosophy; and arranging for the maintenance of books and records of the Fund. For its services under the Administration Agreement, DSIL receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the period from November 30, 2001 through November 30, 2002, DSIL is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Fund. For the year ended January 31, 2002, DSIL waived fees totalling $22,674.

         (D) Distributor. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of DSIL (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. DSILD acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, DSILD may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund.

3. INVESTMENT TRANSACTIONS.

Cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended January 31, 2002, aggregated $12,714,411 and $3,555,385, respectively.

Domini Social Investments LLC
P.O. Box 60494
King of Prussia, PA 19406-0494
800-582-6757
www.domini.com

Portfolio Investment Manager
and Fund Sponsor:
Domini Social Investments LLC
536 Broadway, 7th Floor
New York, NY 10012

Custodian:
Investors Bank &
Trust Company
Boston, MA

Distributor:
DSIL Investment Services LLC
536 Broadway, 7th Floor
New York, NY 10012
800-762-6814

Portfolio Investment
Submanager:
SSgA Funds Management, Inc.
Boston, MA

Legal Counsel:
Bingham Dana LLP
Boston, MA

Transfer Agent:
PFPC Inc.
King of Prussia, PA